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                                                                    Exhibit 99.1

                             CAUTIONARY STATEMENTS

     Information provided by the Company from time to time may contain certain "forward-looking" information as that term is defined by the Private Securities Litigation Reform Act of 1995 ("Act"). These Cautionary Statements are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the "safe harbor" provisions of the Act. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. Moreover, the Company wishes to caution investors that the following important factors, among others, in some cases have affected, and in the future could affect, the Company's actual results and could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company:

     - Newly developed assisted living communities are expected to incur operating losses during the first twelve months of operations of between $150,000 and $250,000 for a 90-unit community. Once opened, the Company estimates that it will take an average of twelve months for its communities to achieve targeted occupancy levels of at least 85%. The Company may incur additional losses if it fails to achieve expected occupancy rates at newly developed communities or if expenses related to the development, acquisition or operation of new communities exceed expectations.

     - The Company's ability to expand and develop additional assisted living communities will depend upon a number of factors, including, but not limited to, the Company's ability to acquire suitable properties or communities at reasonable prices; the Company's success in obtaining the necessary zoning, land use, building, occupancy, licensing and other required governmental permits and authorizations; and the Company's ability to control construction and renovation costs and project completion schedules. In addition, the Company's development plan is subject to numerous factors outside its control, including competition for acquisitions, shortages of, or the inability to obtain, labor or materials, changes in applicable laws or regulations or in the methods of applying such laws and regulations, the failure of general contractors or subcontractors to perform under their contracts, strikes, and adverse weather. The Company does not currently have a substantial internal development staff but instead it has retained third parties, including Vencor, Inc. ("Vencor"), to locate suitable sites for new assisted living communities and to handle other aspects of the development process on a contract basis. If the Company is unable to continue to retain third party sources to assist in the development process, the Company's ability to execute its development and growth plans and the Company's business, financial condition and results of operations could be materially and adversely affected.

     - The success of the Company's acquisitions will be determined by numerous factors, including the Company's ability to identify suitable acquisition candidates, competition for such acquisitions, the purchase price, the financial performance of the facilities after acquisition and the ability of the Company to integrate effectively the operations of acquired facilities.

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     -  To achieve its growth objectives, the Company will need to obtain substantial additional financing to fund its development, construction and acquisition activities. Accordingly, the Company's future growth will depend upon its ability to obtain additional financing on acceptable terms. There can be no assurance that adequate funding will be available as needed or on terms acceptable to the Company. Insufficient financial resources may require the Company to delay or eliminate all or some of its development projects and acquisition plans, which could have a material adverse effect on the Company's business, financial condition and results of operations.

     - The amount of debt and debt-related payments is expected to increase substantially as the Company pursues its growth strategy. As a result, an increasing portion of the Company's cash flow will be devoted to debt service and related payments and the Company will be subject to risks normally associated with increasing financial leverage. There can be no assurance that the Company will generate sufficient cash flows from operations to cover required interest, principal and any operating lease payments. Substantially all of the Company's indebtedness, including the Company's $200 million bank credit facility, bears interest at floating rates. Therefore, increases in prevailing interest rates could increase the Company's interest payment obligations and could have a material adverse effect on the Company's business, financial condition and results of operations.

     - The Company's success will depend in part, on its ability to manage its planned rapid growth. The Company presently does not have adequate staff to manage its planned growth and will rely on Vencor to provide many internal management functions. The Company will need to expand its operational, financial, and management information systems and continue to attract, motivate and retain key employees. If the Company does not manage its growth effectively, its business, financial condition and results of operations could be materially and adversely affected.

     - The Company currently relies, and in the foreseeable future, expects to rely, primarily on the ability of residents to pay for the Company's charges from their own financial resources. In the event that managed care becomes a significant factor in the assisted living industry, the amount the Company receives for its services could be adversely affected. In addition, inflation and other circumstances which adversely affect the ability of the elderly to pay for the Company's services could have a material adverse effect on the Company's business, financial condition and results of operations.

     - The assisted living industry is highly competitive. The Company faces competition from numerous local, regional and national providers of assisted living and long-term care. The Company also competes with companies providing home-based health care. Some of the Company's competitors operate on a not-for-profit basis or as charitable organizations. Also, many of the Company's competitors are significantly larger and have greater financial resources than the Company. The Company believes that the assisted living industry will become even more competitive in the future. Regulatory barriers to entry into the assisted living industry are generally not substantial. If the development of new assisted living facilities surpasses the demand for such facilities in particular markets, such markets may become saturated. The Company also expects to compete for acquisitions of additional assisted living facilities and properties. There can be no assurance that the competition will not limit the Company's ability to attract residents or expand its business or have a material adverse effect on the Company's business, financial condition and results of operations.

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     -  The health care industry is subject to extensive regulation and frequent regulatory change. At this time, no federal laws or regulations specifically define or regulate assisted or independent living facilities. While a number of states have not yet enacted specific assisted living regulations, the Company's communities are subject to regulation, licensing, certificate of need requirements and permitting by state and local health and social service agencies and other regulatory authorities. Requirements vary from state to state. Changes in existing laws and regulations, adoption of new laws and regulations and new interpretations of existing laws and regulations could have a material adverse effect on the Company's operations. Failure by the Company to comply with regulatory requirements could have a material adverse effect on the Company's business, financial condition and results of operations. In addition, federal and state anti-remuneration laws, such as the Medicare/Medicaid anti-kickback law, govern certain financial arrangements among health care providers and others who may be in a position to refer or recommend patients to such providers. These laws prohibit, among other things, certain direct and indirect payments that are intended to induce the referral of patients to, the arranging for services by, or the recommending of, a particular provider of health care items or services. Vencor provides certain services to residents of the Company's communities. The Medicare/Medicaid anti-kickback law has been broadly interpreted to apply to certain contractual relationships between health care providers and sources of patient referral. Similar state laws vary, are sometime vague and seldom have been interpreted by courts or regulatory agencies. Violation of these laws can result in loss of licensure, civil and criminal penalties, and exclusion of health care providers or suppliers from participation in the Medicare and Medicaid programs. There can be no assurance that such laws will be interpreted in a manner consistent with the practices of the Company.

     - Under the various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be held liable for the cost of removal or remediation of certain hazardous or toxic substances that may be located on, in or under the property. These laws and regulations may impose liability regardless of whether the owner or operator is responsible for, or knew of, the presence of hazardous or toxic substances. The liability of the owner or operator and the cost of any required remediation removal of hazardous or toxic substances could exceed the property's value. In connection with the ownership or operation of its communities, the Company could be liable for these costs. As a result, the presence of hazardous or toxic substances at the property held or operated by the Company or acquired or operated by the Company in the future could have a material adverse effect on the Company's business, financial condition and results of operations.

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